ANNUAL REPORT
                                  JUNE 30, 1998

                                 OAK VALUE FUND

100% NO-LOAD MUTUAL FUND COUNCIL

LETTER TO SHAREHOLDERS                                          August 14, 1998
===============================================================================
The Oak Value Fund (the Fund) continued its trend of superior performance and growth during the 1998 fiscal year. The Fund achieved several major milestones during the most recent six month period including:

    CONTINUED ASSET GROWTH-- The net assets of the Fund have increased from $141.8 million on December 31, 1997 to $433.9 million on June
    30, 1998.  At this writing, net assets in the Fund exceeded $440 million.

    CONTINUED REDUCTION OF THE EXPENSE RATIO -- As a result of the continued growth of the Fund, the total expense ratio of the Fund was reduced to 1.22% of average net assets for the fiscal year ended June 30, 1998. The current accrual rate for expenses of the Fund is 1.10%.

    OAKVALUEFUND.COM -- We recently introduced the Fund's internet website to provide basic and background information on the Fund for current and prospective shareholders.

    SUPERIOR PERFORMANCE -- The Fund outperformed both the S&P 500 Index and its peer group as measured by the Lipper Growth Fund Index for the one, three and five year periods ending June 30, 1998 and since the Fund's inception. Listed below is a comparison of the Fund's average annual total returns versus the Lipper Growth Fund Index and the S&P 500 Index (with dividends) for the periods ended June 30, 1998:

                    Six    One   Three  Five    Since
                  Months* Year   Years  Years Inception
Oak Value Fund... 17.49% 34.56% 34.33% 25.56%  24.02%
Lipper Growth
   Fund Index.... 15.57% 28.27% 24.78% 19.50%  18.34%
S&P 500 Index.... 17.71% 30.16% 30.24% 23.07%  21.95%
*Unannualized.


We are particularly pleased with the Fund's performance during the last half of the fiscal year as it outperformed the Lipper Growth Fund Index while maintaining an average daily cash position in excess of seventeen percent. In view of the Fund's growth and the resultant increase in its cash position, we are also pleased that the Fund's performance nearly matched that of the S&P 500 Index for the same period. The Fund experienced significant growth during the most recent period and during the past fiscal year as total assets grew from $82.7 million to $433.9 million. Though our goal is to be fully invested at all times, this objective is often challenged by the philosophical constraints of our value-oriented investment philosophy. This challenge is further exaggerated in periods of rising valuations and increasing cash flow such as those the Fund experienced during the past year. The market correction of recent weeks has provided us an opportunity to selectively put a portion of this cash to work. We remain committed to the principles, philosophy and process that define value investing for Oak Value as they have served our shareholders well in the past.

Leading the way...
The Fund's performance for the period was led by substantial share price advances from three of its longer term holdings -- Berkshire Hathaway, Pulitzer Publishing and R. P. Scherer. Shares of Berkshire advanced sharply during the period as the fundamentals of many of the Berkshire held and controlled companies continued to demonstrate their economic superiority. Our attraction to, investment in and appreciation for Berkshire are both long standing and extensively documented. As the end of the period approached, Berkshire announced its agreement to purchase General Re Corp. (another of the Fund's holdings) in a stock transaction likely to be valued at approximately $20 billion. Our visits with General Re's management over the last eighteen months have convinced us that their team is one of the most impressive we have ever encountered. General Re has executed a long-term business plan of disciplined underwriting and effective portfolio management. As part of the Berkshire group of companies, they should be in a position to execute this plan in an even more aggressive posture. We are excited about this transaction as it realizes a portion of the hidden value we believe General Re shares represent. This transaction also ensures that we, as long-term Berkshire shareholders, will continue to benefit from the value that this great business with truly superior management will create in the years to come. General Re adds a large and wonderful operating business, a significant investment portfolio (approximately $80,000 in investments for each share of Berkshire received by General Re shareholders) and a diversified management team to Berkshire. In our opinion, these factors overwhelmingly suggest that the future predictability of Berkshire Hathaway has significantly increased.

Early in the period, Pulitzer Publishing announced that it would seek to maximize the value of its broadcasting operations. In a very unusual situation, shares of Pulitzer continued to trade at a substantial discount to our assessment of their intrinsic value even after that announcement. Our response was decisive -- we purchased additional shares at what has proven to be a very attractive price. Our extensive efforts to understand the Pulitzer broadcasting properties placed us in a position to both assess their value and to anticipate potential purchasers. Our experience with the buyout of Lin Television earlier this fiscal year had confirmed our belief that valuations of broadcasting properties were attractive and that further consolidation in the industry was highly probable. Our research and analysis had convinced us that Pulitzer's intrinsic value was substantially above the prices at which we had accumulated shares over the past two years. Pulitzer eventually chose Hearst Argyle Television (yet another of the Fund's holdings) as the suitor who will purchase these assets in exchange for Hearst shares. Not only does this transaction serve to realize the value of these properties for Pulitzer shareholders, it does so in an extremely tax efficient structure. When the transaction closes, the Pulitzer broadcasting properties will become part of Hearst Argyle and the Pulitzer newspapers will continue to operate under the Pulitzer name as a stand alone, publicly traded company.

We were surprised to receive a buyout offer from Cardinal Healthcare for the purchase of R. P. Scherer in a stock transaction. The Fund originally purchased shares of Scherer just after the Fund's inception in early 1993. We have dedicated a significant amount of time to understand the industry and business of Scherer. Additionally, we have demonstrated extreme patience as its short-term earnings were often volatile because of currency effects, product mix shifts and the timing of new product launches. Nonetheless, we were very comfortable with the global niche that Scherer had clearly developed. We believe the company was just approaching the crest of a wave of product introductions which would provide a powerful combination of ever widening margins and increasing revenues. Though Cardinal has enjoyed much success in its ten year history, we fail to see the long-term benefits of this transaction to us as Scherer shareholders. Unlike the previously discussed transactions (Berkshire/General Re and Hearst Argyle/Pulitzer), this transaction provides us as Scherer shareholders with neither a fair valuation nor an acceptable business through which to reap the rewards of Scherer's many investments. Despite our obvious disappointment in the future prospects presented by this transaction, Scherer was the third largest position in the Fund at the beginning of the period and its shares advanced more than forty-five percent during the period. As of this writing, we have sold the entire Scherer position.

Asian update
Our preference for achieving international exposure in the Fund by investing in U.S. domiciled companies which are global leaders with dominant global positions in their respective businesses has again rewarded our shareholders. At the end of the previous period, we discussed the opportunities that the Asian crisis had presented for us to increase the Fund's exposure to international powerhouses such as Coca Cola, Avon, AFLAC and Interpublic. These companies have since demonstrated, once again, they deserve this distinction. They have responded to the continuing volatility in Asia and have positioned themselves to take advantage of the long-term opportunities this turmoil presents. Additionally, their share prices have also posted advances as other investors appear to have recognized the long-term potential that this situation provides. Nike's operations in the region, on the other hand, have not fared quite so well. An inability to reduce prices sufficiently to offset currency adjustments combined with recessionary consumer spending (or lack thereof) has led to disappointing results from Nike's operations in the region. A very good business with a proven track record, Nike has been hit hard. We continue to watch carefully for signs that it can take advantage of this turmoil and emerge stronger. No sign so far.

Familiar territory, fertile soil...
Even in a rising market where few companies appear to represent "value," we have identified selective new investments for the Fund. In many cases, those investments that we casually reference as "new" are anything but new. We have typically followed their industries and even the specific companies for years. Additionally, we have often owned many of the companies or one or more of their customers, suppliers or competitors in the past. One of the "new" companies added to the portfolio during this period was United Asset Management. United Asset Management (UAM) is a holding company that controls over fifty investment management firms which, collectively, have more than $200 billion in assets under management. While all is not rosy at UAM, this company continues to produce predictable, growing, excess cash flow -- the defining characteristics of a "good business," in our opinion. We have followed this industry, with more than a cursory interest, for over ten years. We believe our familiarity with this business and the very attractive valuation at which we have been afforded the opportunity to make this investment will produce above average returns for the Fund over time.

Still misunderstood ... yet compelling
Our commentary to the Fund's shareholders in this year's semi-annual report (February 10, 1998) provided a discussion regarding the business and management of Oakwood Homes. We specifically addressed the fact that though the management continues to deliver solid operating results, the "market's" misunderstanding of this company persists. Recent events and a precipitous decline in Oakwood's share price further confirm this thesis. Over the past two quarters, Oakwood has twice reported that it would incur non-cash charges against the residual value of securitized mortgages its financing subsidiary had sold. The shares of publicly traded companies are often penalized when the results that they report vary from expectations. In the case of Oakwood, the penalty was far more severe than the variation would warrant in our opinion. The day to day operations of this fine company continue to perform extremely well. The company continues to generate positive cash flow from its manufacturing, retailing and financing activities. Fundamentally and economically, Oakwood continues to deliver. We have responded aggressively to the most recent price decline, substantially increasing the Fund's exposure to this "value." As in the past, we believe we will be appropriately rewarded for our hard work, discipline and patience when rationality returns to the valuation of Oakwood Homes.

On share repurchases
More than half of the Fund's holdings currently have active share repurchase programs. For many companies, share repurchases are both an effective allocation of capital and an equitable vehicle for capital distribution. A major tenet of our investment philosophy requires that we invest in companies which are "good businesses with good management." Good businesses which are undervalued have the opportunity to further increase the wealth of their long-term shareholders by repurchasing shares. One of our defining criteria of good management requires that they demonstrate an ability to allocate the company's capital to the maximum long-term benefit of its shareholders. This component which we term "capital allocation" is particularly important to us as long-term investors. Most investors would argue that capital allocation involves management's analysis and decision-making relative to investments in the business. We believe that good management views capital allocation more broadly and also takes into consideration the prospect of returning capital to shareholders in the form of dividends and share repurchases. While dividends present investors with both the burden of income taxes and the challenge of reinvestment, share repurchases require neither. Companies such as Coca-Cola, General Re, AFLAC and the Washington Post have all demonstrated the long-term benefits of appropriately executed share repurchase programs as they have repurchased a significant portion of their outstanding shares over the past several years. Other companies, such as United Asset Management and Dun & Bradstreet, have recently established aggressive share repurchase programs as their share prices have become, in our opinion, significantly undervalued. Share repurchase programs are not necessarily indicative of a good business, good management or an attractive investment opportunity. They can, however, be very valuable and effective components of the capital allocation decisions of companies which already possess these characteristics.

         Thank you for your confidence in Oak Value Capital Management, Inc. and the Oak Value Fund. We remind you that we have a long-term time horizon for investing your capital. You should have a similar time horizon as investors in the Oak Value Fund. This alignment is critical to our success as we invest together.

Sincerely,




/s/ David R. Carr, Jr.
David R. Carr, Jr.
Co-Manager




/s/ George W. Brumley, III
George W. Brumley, III
Co-Manager

OAK VALUE FUND
PERFORMANCE INFORMATION
===============================================================================

A Representation of the Graphic Material Contained in the June 30, 1998 Annual Report for The Tuscarora Investment Trust is set forth below:

Comparison of the Change in Value of a $10,000 Investment in the Oak Value Fund, Lipper Growth Fund Index and Standard & Poor's 500 Index

STANDARD & POOR'S 500 INDEX:                 OAK VALUE FUND:

             QTRLY                                          QTRLY
DATE         RETURN        BALANCE           DATE           RETURN     BALANCE

01/18/93                   10,000            01/18/93                  10,000
03/31/93       3.93%       10,393            03/31/93        3.53%     10,353
06/30/93       0.49%       10,443            06/30/93        0.04%     10,357
09/30/93       2.56%       10,711            09/30/93       10.48%     11,442
12/31/93       2.32%       10,960            12/31/93        6.66%     12,204
03/31/94      -3.79%       10,544            03/31/94       -4.86%     11,611
06/30/94       0.42%       10,588            06/30/94        1.79%     11,818
09/30/94       4.89%       11,106            09/30/94        5.53%     12,472
12/31/94      -0.02%       11,104            12/31/94       -3.66%     12,015
03/31/95       9.74%       12,186            03/31/95        9.50%     13,157
06/30/95       9.55%       13,350            06/30/95        1.34%     13,334
09/30/95       7.95%       14,411            09/30/95       10.34%     14,712
12/31/95       6.02%       15,278            12/31/95        5.27%     15,487
03/31/96       5.37%       16,098            03/31/96        7.40%     16,633
06/30/96       4.49%       16,821            06/30/96        3.44%     17,206
09/30/96       3.09%       17,341            09/30/96        7.43%     18,483
12/31/96       8.34%       18,786            12/31/96        8.08%     19,976
03/31/97       2.68%       19,290            03/31/97        0.34%     20,045
06/30/97      17.46%       22,657            06/30/97       19.83%     24,020
09/30/97       7.49%       24,354            09/30/97        7.46%     25,813
12/31/97       2.87%       25,054            12/31/97        6.57%     27,508
03/31/98      13.95%       28,549            03/31/98       13.63%     31,256
06/30/98       3.30%       29,491            06/30/98        3.40%     32,320


LIPPER GROWTH FUND INDEX:

                 QTRLY
 DATE            RETURN           BALANCE

  01/18/93                        10,000
  03/31/93        1.27%           10,127
  06/30/93        1.47%           10,272
  09/30/93        4.80%           10,765
  12/31/93        2.46%           11,030
  03/31/94       -2.99%           10,700
  06/30/94       -2.20%           10,465
  09/30/94        4.91%           10,978
  12/31/94       -1.11%           10,857
  03/31/95        7.23%           11,642
  06/30/95       10.70%           12,888
  09/30/95        9.08%           14,058
  12/31/95        2.45%           14,402
  03/31/96        4.51%           15,051
  06/30/96        3.33%           15,552
  09/30/96        2.82%           15,991
  12/31/96        5.85%           16,926
  03/31/97       -0.37%           16,864
  06/30/97       15.80%           19,528
  09/30/97       10.25%           21,529
  12/31/97        0.67%           21,673
  03/31/98       12.38%           24,357
  06/30/98        2.84%           25,048

     Oak Value Fund
Average Annual Total Returns
     As of June 30, 1998


1 Year     5 Years     Since Inception*
34.56%     25.56%       24.02%

Past performance is not predictive of future performance.





                         NON-STANDARDIZED TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR-TO-DATE      SINCE
                            CALENDAR    CALENDAR    CALENDAR    CALENDAR    CALENDAR      1998        INCEPTION*
                              1993*       1994        1995        1996        1997   (AS OF 6/30/98)(AS OF 6/30/98)
-------------------------------------------------------------------------------------------------------------------
   Oak Value Fund...........   22.04%      -1.54%      28.89%      28.99%      37.70%      17.49%      223.20%
   Lipper Growth Fund Index.   10.30%      -1.57%      32.65%      17.53%      28.03%      15.57%      150.48%
   S&P 500 Index............    9.60%       1.32%      37.58%      22.96%      33.36%      17.71%      194.91%


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIODS ENDED JUNE 30, 1998

                                                                                                      SINCE
                                             SIX MONTHS(A)  ONE YEAR    THREE YEARS  FIVE YEARS    INCEPTION*
--------------------------------------------------------------------------------------------------------------------
   Oak Value Fund..........................     17.49%       34.56%        34.33%       25.56%       24.02%
   Lipper Growth Fund Index................     15.57%       28.27%        24.78%       19.50%       18.34%
   S&P 500 Index...........................     17.71%       30.16%        30.24%       23.07%       21.95%

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
============================================================================================================

ASSETS
Investment securities at market value (Note 1) (acquisition cost of $296,457,879)...........   $ 364,936,278
Investments in repurchase agreements (Note 1)...............................................      60,205,000
Cash .......................................................................................             500
Receivable for capital shares sold..........................................................      12,829,474
Dividends receivable........................................................................         345,752
Interest receivable.........................................................................           8,696
Other assets................................................................................          59,977
                                                                                              ---------------
     TOTAL ASSETS...........................................................................     438,385,677
                                                                                              ---------------

LIABILITIES
Distributions payable.......................................................................         273,974
Payable for securities purchased............................................................       3,662,504
Payable for capital shares redeemed.........................................................         119,955
Payable to affiliates (Note 3)..............................................................         323,875
Other accrued expenses and liabilities......................................................         102,354
                                                                                              ---------------
   TOTAL LIABILITIES........................................................................       4,482,662
                                                                                              ---------------

NET ASSETS .................................................................................   $ 433,903,015
                                                                                              ===============


Net assets consist of:
Paid-in capital.............................................................................   $ 366,417,831
Undistributed net investment income.........................................................          19,937
Distributions in excess of net realized gains...............................................     ( 1,013,152)
Net unrealized appreciation on investments..................................................      68,478,399
                                                                                              ---------------

Net assets..................................................................................   $ 433,903,015
                                                                                              ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)................................................................      16,046,945
                                                                                              ===============

Net asset value, offering price and redemption price per share (Note 1).....................   $       27.04
                                                                                              ===============

See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENT OF OPERATIONS
Year Ended June 30, 1998
==============================================================================================================
INVESTMENT INCOME
   Dividends................................................................................   $   1,623,003
   Interest.................................................................................       1,539,361
                                                                                              ---------------
     TOTAL INVESTMENT INCOME................................................................       3,162,364
                                                                                              ---------------

EXPENSES
   Investment advisory fees (Note 3)........................................................       1,740,919
   Administrative services fees (Note 3)....................................................         213,152
   Registration fees........................................................................         117,518
   Postage and supplies.....................................................................          52,306
   Trustees' fees and expenses..............................................................          49,615
   Shareholder services and transfer agent fees (Note 3)....................................          48,072
   Accounting services fees (Note 3)........................................................          43,000
   Professional fees........................................................................          24,902
   Report to shareholders...................................................................          22,057
   Custodian fees...........................................................................          18,789
   Insurance expense........................................................................          14,986
   Amortization of organization expenses (Note 1)...........................................           3,749
   Other expenses...........................................................................          15,468
                                                                                              ---------------

     TOTAL EXPENSES.........................................................................       2,364,533
                                                                                              ---------------


NET INVESTMENT INCOME ......................................................................         797,831
                                                                                              ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions............................................       3,469,532
   Net change in unrealized appreciation/depreciation on investments........................      52,455,109
                                                                                              ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................................      55,924,641
                                                                                              ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................................................   $  56,722,472
                                                                                              ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1998 and 1997
=============================================================================================================
                                                                                  Year              Year
                                                                                  Ended             Ended
                                                                                June 30,          June 30,
                                                                                  1998              1997
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)..........................................    $     797,831     $    ( 61,841)
   Net realized gains from security transactions.........................        3,469,532         1,928,590
   Net change in unrealized appreciation/depreciation on investments.....       52,455,109        12,758,225
                                                                            ---------------   ---------------

Net increase in net assets from operations...............................       56,722,472        14,624,974
                                                                            ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income............................................        ( 781,643)               --
   From net realized gains from security transactions....................      ( 3,481,530)      ( 2,635,872)
   In excess of net realized gains.......................................      ( 1,013,152)               --
                                                                            ---------------   ---------------
Decrease in net assets from distributions to shareholders................      ( 5,276,325)      ( 2,635,872)
                                                                            ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.............................................      407,315,606        51,487,814
   Net asset value of shares issued in reinvestment
     of distributions to shareholders....................................        4,879,353         2,518,348
   Payments for shares redeemed..........................................    ( 112,399,503)      ( 5,399,389)
                                                                            ---------------   ---------------

Net increase in net assets from capital share transactions...............      299,795,456        48,606,773
                                                                            ---------------   ---------------

TOTAL INCREASE IN NET ASSETS ............................................      351,241,603        60,595,875

NET ASSETS:
   Beginning of year.....................................................       82,661,412        22,065,537
                                                                            ---------------   ---------------

   End of year...........................................................    $ 433,903,015     $  82,661,412
                                                                            ===============   ===============

UNDISTRIBUTED NET INVESTMENT INCOME .....................................    $      19,937     $          --
                                                                            ===============   ===============

Summary of capital share activity:
   Shares sold...........................................................       16,291,306         2,752,396
   Shares issued in reinvestment of distributions to shareholders........          197,253           132,044
   Shares redeemed.......................................................      ( 4,448,327)        ( 290,774)
                                                                            ---------------   ---------------

   Net increase in shares outstanding....................................       12,040,232         2,593,666
   Shares outstanding, beginning of year.................................        4,006,713         1,413,047
                                                                            ---------------   ---------------

   Shares outstanding, end of year.......................................       16,046,945         4,006,713
                                                                            ===============   ===============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
================================================================================================================
                                                                                                      For the
                                                                                                       Period
                                               Year       Year       Year    Ten Months    Year     January 18,
                                               Ended      Ended      Ended      Ended      Ended    1993(b) to
                                             June 30,   June 30,   June 30,   June 30,   Aug. 31,    Aug. 31,
                                               1998       1997       1996      1995(a)     1994        1993
----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period.....  $  20.63   $  15.62   $  12.19   $  12.50    $ 10.96    $ 10.00
                                            ---------- ----------  ---------  ---------  ---------  ---------

Income from investment operations:
   Net investment income (loss)............      0.05     ( 0.02)    ( 0.04)    ( 0.05)    ( 0.02)    ( 0.03)
   Net realized and unrealized
   gains on investments                          6.98       6.06       3.57       0.55       1.78       0.99
                                            ---------- ----------  ---------  ---------  ---------  ---------

Total from investment operations...........      7.03       6.04       3.53       0.50       1.76       0.96
                                            ---------- ----------  ---------  ---------  ---------  ---------

Less distributions:
   From net investment income..............    ( 0.05)        --         --         --         --         --
   From net realized gains from
   security transactions                       ( 0.44)    ( 1.03)    ( 0.10)     ( 0.81)    ( 0.22)       --
   In excess of net realized gains.........    ( 0.13)        --         --         --         --         --
                                            ---------- ----------  ---------  ---------  ---------  ---------
Total distributions........................    ( 0.62)    ( 1.03)    ( 0.10)     ( 0.81)    ( 0.22)       --
                                            ---------- ----------  ---------  ---------  ---------  ---------

Net asset value at end of period...........  $  27.04   $  20.63   $  15.62   $  12.19    $ 12.50    $ 10.96
                                            ========== ==========  =========  =========  =========  =========

Total return...............................    34.56%     39.60%     29.04%       5.78%(d)  16.07%    16.11%(d)
                                            ========== ==========  =========  =========  =========  =========

Net assets at end of period (000's)........  $433,903   $ 82,661   $ 22,066   $ 10,250    $ 8,769    $ 1,890
                                            ========== ==========  =========  =========  =========  =========

Ratio of net expenses to average
   net assets(c)...........................     1.22%      1.59%      1.90%     1.89%(d)    1.89%      2.19%(d)

Ratio of net investment income (loss)
   to average net assets...................     0.41%   ( 0.16%)    (0.43%)    (0.53%)(d)  (0.58%)     (0.81%)(d)

Portfolio turnover rate ...................       15%        22%        58%       103%(d)     91%         43%(d)

(a) Effective July 1, 1995, the Fund was reorganized and changed its fiscal year end from August 31 to June 30.

(b) Commencement of operations.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.15%, 2.38%(d), 2.80%, and 6.29%(d) for the periods ended June 30, 1996, June 30, 1995, August 31, 1994 and August 31, 1993, respectively.

(d) Annualized.

See accompanying notes to financial statements.


OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
=============================================================================================================
                                                                                                   Market
     Shares      COMMON STOCKS -- 84.1%                                                             Value
-------------------------------------------------------------------------------------------------------------
                 ADVERTISING -- 1.8%
        132,150  Interpublic Group Companies, Inc...........................................   $   8,019,853
                                                                                              ---------------

                 BEVERAGES -- 1.3%
         65,800  Coca-Cola Company..........................................................       5,625,900
                                                                                              ---------------

                 BEVERAGES - WINE/SPIRITS -- 0.9%
         97,225  The Seagram Company, Ltd...................................................       3,980,148
                                                                                              ---------------

                 BROADCASTING -- 5.4%
        448,900  A. H. Belo Corporation, Class A............................................      10,941,937
        140,200  Hearst-Argyle Television, Inc. (a)  .......................................       5,608,000
         60,475  Jacor Communications, Inc. (a)  ...........................................       3,568,025
         52,725  Young Broadcasting, Inc., Class A (a) .....................................       3,427,125
                                                                                              ---------------
                                                                                                  23,545,087
                                                                                              ---------------
                 CONGLOMERATE -- 3.3%
            128  Berkshire Hathaway, Inc., Class A(a) ......................................      10,023,040
          1,699  Berkshire Hathaway, Inc., Class B(a) ......................................       4,439,487
                                                                                              ---------------
                                                                                                  14,462,527
                                                                                              ---------------
                 CONSUMER PRODUCTS -- 5.4%
        211,450  Avon Products, Inc.........................................................      16,387,375
        143,125  Nike, Inc., Class B........................................................       6,968,398
                                                                                              ---------------
                                                                                                  23,355,773
                                                                                              ---------------
                 ENTERTAINMENT -- 3.3%
        135,876  The Walt Disney Company....................................................      14,275,472
                                                                                              ---------------

                 HEALTHCARE/PHARMACEUTICAL -- 4.6%
        226,875  R. P. Scherer Corporation(a) ..............................................      20,106,797
                                                                                              ---------------

                 INFORMATION SERVICES -- 3.2%
        381,875  Dun & Bradstreet Corporation ..............................................      13,795,234
                                                                                              ---------------

                 INSURANCE - ACCIDENT & HEALTH -- 3.5%
        502,050  AFLAC, Inc.................................................................      15,218,391
                                                                                              ---------------

                 INSURANCE - PROPERTY & CASUALTY -- 8.6%
         34,865  Markel Corporation(a) .....................................................       6,205,970
         82,300  Progressive Corporation ...................................................      11,604,300
        279,000  RLI Corporation ...........................................................      11,351,812
         99,775  The Chubb Corporation......................................................       8,019,416
                                                                                              ---------------
                                                                                                  37,181,498
                                                                                              ---------------
                 INSURANCE - REINSURANCE -- 4.4%
         74,905  General Re Corporation ....................................................      18,988,418
                                                                                              ---------------

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
=============================================================================================================
                                                                                                   Market
     Shares      COMMON STOCKS -- 84.1% (Continued)                                                 Value
-------------------------------------------------------------------------------------------------------------
                 INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 6.7%
      1,109,550  United Asset Management Corporation........................................   $  28,917,647
                                                                                              ---------------

                 MANUFACTURED HOUSING -- 4.9%
        704,125  Oakwood Homes Corporation..................................................      21,123,750
                                                                                              ---------------

                 MEDIA -- 18.0%
        284,703  Pulitzer Publishing Company................................................      25,409,743
        671,685  Scripps (E.W.) Company.....................................................      36,816,734
         27,854  Washington Post Company, Class B...........................................      16,043,904
                                                                                              ---------------
                                                                                                  78,270,381
                                                                                              ---------------

        485,000  MISCELLANEOUS-- 3.2% ......................................................      13,646,563
                                                                                              ---------------

                 MORTGAGE BANKING -- 0.2%
         20,200  Freddie Mac................................................................         950,663
                                                                                              ---------------

                 PERSONAL CARE/COSMETICS -- 0.9%
         71,820  Gillette Company...........................................................       4,071,296
                                                                                              ---------------


                 RETAIL -- 4.5%
        404,185  Tiffany & Company..........................................................      19,400,880
                                                                                              ---------------


                 TOTAL COMMON STOCKS (COST $296,457,879) ...................................   $ 364,936,278
                                                                                              ---------------

=============================================================================================================
      Face                                                                                        Market
     Amount      REPURCHASE AGREEMENTS(b)-- 13.9%                                                  Value
-------------------------------------------------------------------------------------------------------------
$    60,205,000  Star Bank, N.A., 5.20%, dated 06/30/1998, due 07/01/1998,
                    repurchase proceeds $60,213,696 (Cost $60,205,000)......................   $  60,205,000
                                                                                              ---------------

                 TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS-- 98.0% .....................   $ 425,141,278

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.0% ..............................       8,761,737
                                                                                              ---------------

                 NET ASSETS-- 100.0% .......................................................   $ 433,903,015
                                                                                              ===============

(a)  Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1998
===============================================================================
1.  Organization and Significant Accounting Policies
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. Current income is of secondary importance.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, were capitalized and have been amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of June 30, 1998:


-------------------------------------------------------------------------------
Gross unrealized appreciation.................................. $  72,503,853
Gross unrealized depreciation................................     ( 5,041,155)
                                                                --------------

Net unrealized appreciation.................................... $  67,462,698
                                                                ==============
Federal income tax cost.........................................$ 297,473,580
                                                                ==============

-------------------------------------------------------------------------------

The difference between acquisition cost and federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  Investment Transactions
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $263,960,378 and $25,863,808 respectively, for the year ended June 30, 1998.

3.  Transactions with Affiliates
Certain trustees and officers of the Trust are also officers of Oak Value Capital Management, Inc. (the Adviser) or Countrywide Fund Services, Inc. (CFS), the administrator, transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations for the Fund's portfolio securities.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
===============================================================================

LOGO HERE: ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of Oak Value Fund of the Tuscarora Investment Trust (a Massachusetts business trust), including the portfolio of investments, as of June 30, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and financial highlights for each of the four periods in the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 1994 were audited by other auditors whose report thereon dated October 20, 1994, expressed an unqualified opinion on those financial highlights. The financial highlights for the period from January 18, 1993 to August 31, 1993 were audited by other auditors whose report thereon dated September 24, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oak Value Fund of the Tuscarora Investment Trust as of June 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended and the financial highlights for each of the four periods in the period then ended, in conformity with generally accepted accounting principles.




/s/ARTHUR ANDERSEN LLP


Cincinnati, Ohio
July 17, 1998

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary